SUPPLEMENT TO THE
FIDELITY NEW YORK
TAX-FREE FUNDS
PROSPECTUS
   DATED MARCH 20, 1995
On February 20, 1996, Fidelity New York Tax-Free Money Market Portfolio's name changed to Fidelity New York Municipal Money Market Fund, Fidelity New York Tax-Free Insured Portfolio's name changed to Fidelity New York Insured Municipal Income Fund, and Fidelity New York Tax-Free High Yield Portfolio's name changed to Fidelity New York Municipal Income Fund.
With respect to Fidelity New York Insured Municipal Income Fund, and Fidelity New York Municipal Income Fund the following replaces the similar information for both funds found in the "Investment Principles and Risks" section beginning on page 12.
Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between eight and 18 years. The following replaces the similar information found in the "Investment Principles and Risks" section beginning on page 12.
If you are subject to the federal alternative minimum tax, you should note that the fund may invest all of its assets in municipal securities issued to finance private activities. The interest from these investments is a tax-preference item for purposes of the tax.
The following replaced the similar information found in the "Taxes" section beginning on page 28.
The interest from some municipal securities is subject to the federal alternative minimum tax. Each fund may invest up to 100% of its assets in these securities. Individuals who are subject to the tax must report this interest on their tax returns.

FIDELITY NEW YORK TAX-FREE MONEY MARKET PORTFOLIO
A FUND OF FIDELITY NEW YORK MUNICIPAL TRUST II
FIDELITY NEW YORK TAX-FREE INSURED PORTFOLIO
A FUND OF FIDELITY NEW YORK MUNICIPAL TRUST
FIDELITY NEW YORK TAX-FREE HIGH YIELD PORTFOLIO
A FUND OF FIDELITY NEW YORK MUNICIPAL TRUST
SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 20, 1995
   On February 20, 1996, Fidelity New York Tax-Free Money Market Portfolio's name changed to Fidelity New York Municipal Money Market Fund, Fidelity New York Tax-Free Insured Portfolio's name changed to Fidelity New York Insured Municipal Income Fund, and Fidelity New York Tax-Free High Yield Portfolio's name changed to Fidelity New York Municipal Income
Fund.
MANAGEMENT CONTRACT. Effective January 1, 1996, FMR agreed to voluntarily adopt the revised group fee rate schedule shown below for purposes of calculating the group fee component of the management fee. The revised schedule provides for lower management fees as total assets under management increase, and it will be presented to shareholders for approval at the next shareholder meeting.
The following information replaces the "Group Fee Rate" and "Effective Annual Fee Rate" schedules beginning on page 31.
      GROUP FEE RATE SCHEDULE                   EFFECTIVE ANNUAL FEE RATES
   Average Group   Annualized   Group Net   Effective Annual Fee
 Assets             Rate         Assets     Rate

0 - $ 3 billion   .3700%    $ 0.5 billion   .5200%

3 -   6           .3400     25              .4238

6 -  9            .3100     50              .3823

9 -  12           .2800     75              .3626

12 -  15          .2500     100             .3512

15 -  18          .2200     125             .3430

18 -  21          .2000     150             .3371

21 -  24          .1900     175             .3325

24 -  30          .1800     200             .3284

30 -  36          .1750     225             .3249

36 -  42          .1700     250             .3219

42 -  48          .1650     275             .3190

48 -  66          .1600     300             .3163

66 -  84          .1550     325             .3137

84 -  120         .1500     350             .3113

120 -  156        .1450     375             .3090

192 -  228        .1350     425             .1443

228 -  264        .1300     450             .1427

264 -  300        .1275     475             .1413

300 -  336        .1250     500             .1399

336 -  372        .1225     525             .1385

372 -  408        .1200     550             .1372

408 -  444        .1175

444 -  480        .1150

480 -  516        .1125

    Over 516      .1100



SPARTAN(registered trademark) NEW YORK MUNICIPAL MONEY MARKET PORTFOLIO
A FUND OF FIDELITY NEW YORK MUNICIPAL TRUST II
SPARTAN(registered trademark) NEW YORK INTERMEDIATE MUNICIPAL PORTFOLIO
A FUND OF FIDELITY NEW YORK MUNICIPAL TRUST
SPARTAN(registered trademark) NEW YORK MUNICIPAL HIGH YIELD PORTFOLIO
A FUND OF FIDELITY NEW YORK MUNICIPAL TRUST
SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 20, 1995
   On February 20, 1996, Spartan New York Municipal Money Market Portfolio's name changed to Spartan New York Municipal Money Market Fund, Spartan New York Intermediate Municipal Portfolio's name changed to Spartan New York Intermediate Municipal Income Fund and Spartan New York Municipal High Yield Portfolio's name changed to Spartan New York Municipal Income Fund.
SUPPLEMENT TO THE
SPARTAN NEW YORK
MUNICIPAL FUNDS
PROSPECTUS
   DATED MARCH 20, 1995
On February 20, 1996, Spartan New York Municipal Money Market Portfolio's name changed to Spartan New York Municipal Money Market Fund, Spartan New York Intermediate Municipal Portfolio's name changed to Spartan New York Intermediate Municipal Income Fund, and Spartan New York Municipal High Yield Portfolio's name changed to Spartan New York Municipal Income Fund. With respect to Spartan New York Intermediate Municipal Income Fund, the following replaces the similar information found in the "Investment Principles and Risks" section beginning on page 15.
Although the fund can invest in securities of any maturity, the fund maintains a dollar-weighted average maturity of between three to 10 years under normal conditions. FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between seven and 10 years.
With respect to Spartan New York Municipal Income Fund, the following replaces the similar information found in the "Investment Principles and Risks" section beginning on page 15.
Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between eight and 18 years.
Effective February 1, 1996 the following replaces the similar information found in the "Expenses"section beginning on page 4.
SPARTAN NY INTERMEDIATE
Management fee (after reimbursement)     .40%
12b-1 fee None
Other expenses      .00%
Total fund operating expenses .40%
SPARTAN NY INTERMEDIATE
 Account open Account closed
 After 1 year $ 4 $ 9
 After 3 years $ 13 $ 18
 After 5 years $ 22 $ 27
 After 10 years $ 51 $ 56
FMR has voluntarily agreed to temporarily limit Spartan NY Intermediate Municipal's operating expenses to .40% of its average net assets. If this agreement was not in effect, the management fee, other expenses, and total operating expenses would be .55%, .00%, and .55%, respectively. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses.